UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2017

HNI Corporation
(Exact name of registrant as specified in charter)

Iowa	1-14225	42-0617510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East Second Street, P.O. Box 1109, Muscatine, Iowa  52761-0071
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (563) 272-7400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 7, 2017, HNI Corporation announced it promoted Jeffrey D. Lorenger to the position of President, Office Furniture, HNI Corporation, effective June 7, 2017. Mr. Lorenger, age 52, joined the corporation in 1998 and has held multiple executive level positions, with broad experience in corporate and operating company roles, in all HNI furniture markets and segments. Mr. Lorenger most recently served as Executive Vice President, HNI Corporation; President, HNI Contract Furniture Group.

In connection with his promotion, Mr. Lorenger's annual base salary for 2017 increased to $600,000. He will continue to participate in the Corporation's benefit and compensation programs in which he participated prior to his promotion, including both annual and long-term incentive opportunities, as described in the Corporation's 2017 Proxy Statement filed with the Securities and Exchange Commission on March 24, 2017. Mr. Lorenger entered into an Indemnity Agreement with the Corporation, effective November 9, 2007, and a Change in Control Agreement, effective November 15, 2006, as amended, which will both remain in effect.

Mr. Lorenger is not a party to any transaction with any related person required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure

A copy of the press release, dated June 7, 2017, announcing the appointment of Mr. Lorenger as President, Office Furniture, HNI Corporation, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in Item 7.01 of this Report, including Exhibit 99.1 attached hereto, is furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 7, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION
Date:	June 7, 2017	By	/s/ Steven M. Bradford
Steven M. Bradford Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 7, 2017

1